SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2011

ARBOR ENTECH CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	000-30432	22-2335094
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2295 NW Corporate Blvd., Suite 230, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (561) 245-8347

7100 Island Blvd., Slip 21, Aventura, FL 33160
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

The Registrant changed the address of its principal executive offices to 2295 NW Corporate Blvd., Suite 230, Boca Raton, FL 33431, Tel: 561-245-8347 from 7100 Island Blvd., Slip 21, Aventura, FL 33160, Tel: (305) 466-6988.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 1, 2011

ARBOR ENTCH CORPORATION

(Registrant)

By:  /s/ Brad Houtkin

Brad Houtkin, Chief Executive Officer